Taxation	12 Months Ended
Dec. 31, 2023
Taxation [Abstract]
TAXATION
12.	TAXATION

Cayman Islands

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, form April 1, 2018, under the two-tiered profits tax rates regime, the profits tax rate for the first HKD2 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations, and will be 16.5% for any assessable profits beyond the first HKD2 million. MMV HK was not subject to Hong Kong profit tax for any period presented as it did not have assessable profit during the periods presented.

PRC

On March 16, 2007, the National People’s Congress of the PRC enacted the Enterprise Income Tax (“EIT”) Law, under which domestic enterprises and foreign enterprises would be subject to EIT at a uniform rate of 25%. Preferential tax treatments will continue to be granted to domestic enterprises and foreign enterprises which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises”, “Key Software Enterprises”, “Encouraged Enterprises” and/or “High and New Technology Enterprises” (“HNTEs”). The EIT Law became effective on January 1, 2008.

The aforementioned preferential tax rates are subject to annual review by the relevant tax authorities in China. VIE and certain VIE’s subsidiaries were qualified as HNTEs and enjoyed a preferential income tax rate at 15% for the corresponding years from the year they are qualified, respectively, provided that they continue to qualify as HNTEs during such periods.

Loss before income tax expense is incurred in the following major jurisdictions:

	For the years ended December 31,
	2021	2022	2023
Hong Kong and others	$(26,411,409)	$(6,279,083)	$(20,963,797)
PRC (except Hong Kong)	(6,279,691)	(6,510,228)	(7,991,886)
Total income/(loss) before income tax expense	$(32,691,100)	$(12,789,311)	$(28,955,683)

The income tax provision consists of the following components:

For the years ended December 31,
	2021	2022	2023
Current income tax expenses	$-	$-	$-
Deferred income tax	-	-	-
Total income tax expenses	$-	$-	$-

As of December 31, 2022 and 2023, the income tax payable are summarized below:

	As of December 31,
	2022	2023
Income tax payable	$-	$-

A reconciliation between the Group’s actual provision for income taxes and the provision at the PRC, mainland statutory rate is as follows:

	For the years ended December 31,
	2021	2022	2023
Income/(loss) before income tax expense	$(32,691,100)	$(12,789,311)	$(28,955,683)
Computed income tax expense/(benefit) with PRC statutory tax rate	(8,172,773)	(3,197,328)	(7,238,922)
Effect on tax rates in different tax jurisdictions*	6,493,153	1,400,583	5,009,215
Effect of preferential tax treatments	368,479	255,877	118,428
Additional deduction for R&D expenses	(812,466)	(807,514)	(755,923)
Tax effect of non-deductible items and others	1,035	431	244,997
Changes in valuation allowance	2,122,572	2,347,951	2,622,205
Income tax expense/(benefit)	$-	$-	$-

*	It is primarily due to the tax effect of the Company as a tax-exempt entity incorporated in the Cayman Islands. The loss of the Company in the jurisdiction of Cayman Islands was primarily a result of share-based compensation expense.

As of December 31, 2022 and 2023, the significant components of the deferred tax assets are summarized below:

	As of December 31,
	2022	2023
Deferred tax assets:
Allowance for credit losses	$33,022	$33,686
Inventory impairment	4,118	4,000
Impairment loss of intangible assets	445,153	432,444
Net operating loss carried forward	9,048,531	9,730,306
Total deferred tax assets	9,530,824	10,200,436
Valuation allowance	(9,530,824)	(10,200,436)
Deferred tax assets, net of valuation allowance	$-	$-

As of December 31, 2022 and 2023, the movement of valuation allowance are as follows:

	As of December 31,
	2022	2023
Balance at the beginning of the year	$(8,261,464)	$(9,530,824)
Additions of valuation allowance	(2,347,951)	(2,622,205)
Net operating loss expiration	408,596	2,332,748
Foreign currency translation adjustment	669,995	(380,155)
Balance at the end of the year	$(9,530,824)	$(10,200,436)

According to PRC tax regulations, the PRC enterprise net operating loss can generally carry forward for no longer than five years, and high and new technology enterprise (“HNTE”)’s net operating losses can be carried forward for no more than 10 years, starting from the year subsequent to the year in which the loss was incurred. Carryback of losses is not permitted. The Group will re-apply for the HNTE certificate when the prior certificate expires in the foreseeable future.

As of December 31, 2023 and 2022, the Group had net operating loss carryforwards of approximately $68,530,149 and $50,807,137, respectively, which arose from the Group’s subsidiaries, VIE and the VIEs’ subsidiaries established in the PRC and Hong Kong. As of December 31, 2023 and 2022, deferred tax assets from the net operating loss carryforwards amounted to $9,730,306 and $9,048,531, respectively, and the Group has provided a valuation allowance as it has concluded that it is more likely than not that these net operating losses as well as other temporary difference would not be utilized in the future.

The tax losses of the Group expire over different time intervals depending on local jurisdiction. The loss of MultiMetaVerse HK Limited amounted to $3,059,942 is indefinite and will not expire.

As of December 31, 2023, certain PRC entities except HNTE of the Group had net operating tax loss carry forwards of 23,182,239 and would expire before year ending December 31, 2028. PRC HNTE entities of the Group had net operating tax loss carry forwards of 30,761,066 and would expire before year ending December 31, 2033.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2021, 2022 and 2023, the Company did not have any unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months. For the years ended December 31, 2021, 2022 and 2023, the Company did not incur any interest and penalties related to potential underpaid income tax expenses. As of December 31, 2023, the tax years ended December 31, 2018 through 2022 for the Company’s subsidiaries in the PRC and the VIEs are generally subject to examination by the PRC tax authorities.